Ex. 99. (a)(2)

                                   SCHEDULE A
                           AS AMENDED AUGUST 13, 2001

                                 THE PBHG FUNDS
                         PORTFOLIOS AND CLASSES THEREOF


PORTFOLIO                                            CLASSES OF EACH PORTFOLIO

PBHG Growth Fund                                           PBHG Class
                                                           Advisor Class

PBHG Emerging Growth Fund                                  PBHG Class
                                                           Advisor Class

PBHG New Opportunities Fund                                PBHG Class
                                                           Advisor Class

PBHG Large Cap Growth Fund                                 PBHG Class
                                                           Advisor Class

PBHG Select Equity Fund                                    PBHG Class
                                                           Advisor Class

PBHG Core Growth Fund                                      PBHG Class
                                                           Advisor Class

PBHG Limited Fund                                          PBHG Class
                                                           Advisor Class

PBHG Large Cap 20 Fund                                     PBHG Class
                                                           Advisor Class

PBHG Large Cap Value Fund                                  PBHG Class
                                                           Advisor Class

PBHG Mid-Cap Value Fund                                    PBHG Class
                                                           Advisor Class

PBHG Small Cap Value Fund                                  PBHG Class
                                                           Advisor Class

PBHG Focused Value Fund                                    PBHG Class
                                                           Advisor Class

PBHG Cash Reserves Fund                                    PBHG Class
                                                           Advisor Class

PBHG Technology & Communications Fund                      PBHG Class
                                                           Advisor Class

PBHG Strategic Small Company Fund                          PBHG Class
                                                           Advisor Class

PBHG Global Technology & Communications Fund               PBHG Class
                                                           Advisor Class

PBHG Wireless & Telecom Fund                               PBHG Class
                                                           Advisor Class

PBHG IRA Capital Preservation Fund                         PBHG Class
                                                           Advisor Class

PBHG Disciplined Equity Fund                               PBHG Class
                                                           Advisor Class

PBHG New Perspective Fund                                  PBHG Class
                                                           Advisor Class

PBHG REIT Fund                                             PBHG Class
                                                           Advisor Class

PBHG Pan European Fund                                     PBHG Class
                                                           Advisor Class

PBHG Concentrated International Fund                       PBHG Class
                                                           Advisor Class

PBHG Clipper Focus Fund                                    PBHG Class
                                                           Advisor Class



                                                By: /s/ John M. Zerr
                                                    -----------------------
                                                    Name:   John M. Zerr
                                                    Title:  Vice President


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